Company Description	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Company Description [Abstract]
Company Description

1. Company History

Xerium Technologies, Inc. (the "Company") is a leading global manufacturer and supplier of two types of consumable products used primarily in the production of paper—clothing and roll covers. Its operations are strategically located in the major paper-making regions of the world, including North America, Europe, South America and Asia-Pacific.

Debt Refinancing

On May 26, 2011, the Company completed a refinancing transaction, which replaced certain of its then outstanding indebtedness with a private placement of $240 million of its 8.875% senior unsecured notes due 2018 (the "Notes") and a new approximately $278 million multi-currency senior secured credit facility (the "New Credit Facility"), comprised of approximately $248 million of senior secured term loans and a $30 million senior secured revolving credit facility. The goal of the refinancing was to extend the maturity of, and fix the interest rate on, a portion of the Company's debt, while providing increased operational flexibility. See Note 6 for a discussion of the Notes and New Credit Facility.

Chapter 11 Filing, Emergence and Plan of Reorganization

On March 30, 2010, the Company and certain of its subsidiaries (the "Debtor Subsidiaries") filed voluntary petitions for relief under Chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (as amended, the "Bankruptcy Code"), and on April 1, 2010, following approval by the Bankruptcy Court, the Company entered into a debtor-in-possession financing facility consisting of a $20,000 revolving credit facility and $60,000 term loan (the "DIP Facility"). On May 25, 2010 (the "Effective Date"), the Company's amended joint prepackaged plan of reorganization (the "Plan") became effective and the Company and the Debtor Subsidiaries emerged from Chapter 11. Pursuant to the Plan, on the Effective Date:

•

20 million shares of new common stock of the Company, par value $0.001 (the "New Common Stock") were authorized, of which an aggregate of 14,970,050 shares were issued and outstanding, as described below. In addition, 1,000,000 shares of preferred stock of the Company, par value $0.001, were authorized, of which 20,000 shares are designated as Series A Junior Participating Preferred Stock;

•

All of the shares of the Company's common stock outstanding (the "Old Common Stock"), par value $0.01, were canceled and replaced with 2,566,150 shares of New Common Stock, which was equivalent to a 20 to 1 reverse split of the Old Common Stock;

•

The Company's lenders under its pre-petition credit facility and the interest rate swap termination counterparties (collectively, the "Lenders") received, among other things, their ratable shares of (a) $10,000 in cash, (b) $410,000 in principal amount of term notes, issued pursuant to the Company's post-reorganization senior credit facility ("Amended and Restated Credit Facility"), and (c) 12,403,900 shares of New Common Stock; and

•

Holders of the Company's Old Common Stock also received four-year warrants to purchase an aggregate of 1,663,760 shares of New Common Stock (the "Warrants") at an exercise price of $19.55 per share, representing approximately 0.0324108 Warrants for each share of Old Common Stock.

Accounting for the Reorganization

As a result of the Company's Chapter 11 case, its financial statements were prepared in accordance with the Accounting Standards Codification ("ASC") Topic 852, Reorganizations ("Topic 852"). Topic 852, under its fresh-start reporting principals, requires that the financial statements distinguish transactions and events that are directly associated with the reorganization from those that are associated with the ongoing operations of the business. Because the reorganization value of the Company's assets was greater than the sum of its post-petition liabilities and allowed claims, the Company did not adopt the fresh-start reporting principles of Topic 852.

Reorganization expenses are presented separately in the accompanying unaudited condensed consolidated statements of operations and represent expenses that the Company identified as directly relating to the reorganization. These expenses for the three and nine months ended September 30, 2010 are summarized below. As the reorganization concluded in 2010, there were no reorganization expenses in the three and nine months ended September 30, 2011.

	Three Months Ended September 30, 2010	Nine Months Ended September 30, 2010
Legal and professional fees	$799	$15,691
Loss on extinguishment of debt	—	14,400
Write-off of deferred financing costs on pre-petition credit facility	—	14,283

	$799	$44,374

Restricted Cash

At December 31, 2010, the Company had $13,701 of restricted cash, which was classified as a current asset. The restricted cash served as collateral for letters of credit. The cash was held in custody by the issuing bank, and was restricted as to withdrawal or use and had been invested in money market funds. Income from these funds was paid to the Company. Under the New Credit Facility, there is no requirement for cash collateral for letters of credit; therefore, the Company has no restricted cash at September 30, 2011.

Asset Sales

During the third quarter of 2011, the Company sold its Geelong, Australia facility for a net purchase price of $5.4 million that resulted in a gain of $0.4 million. The Company entered into a separate lease agreement in the third quarter of 2011 with the purchaser whereby the Company is leasing back this sold property from the purchaser for a period of five years with annual lease payments of $0.5 million. In accordance with ASC 840-40, Sale-leaseback Transactions, the Company deferred the gain on the sale of $0.4 million and will recognize this over the life of the lease as a reduction to rent expense.

1. Company Description

Xerium Technologies, Inc. (the "Company"), is a leading global manufacturer and supplier of two types of consumable products used primarily in the production of paper—clothing and roll covers. Operations are strategically located in the major paper-making regions of the world, including North America, Europe, South America and Asia-Pacific.

Chapter 11 Filing, Emergence and Plan of Reorganization—

On March 30, 2010 (the "Commencement Date"), the Company and certain of its subsidiaries (the "Debtor Subsidiaries") filed voluntary petitions for relief under Chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (as amended, the "Bankruptcy Code"), in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). On April 1, 2010, following approval by the Bankruptcy Court, the Company entered into a debtor-in-possession financing facility consisting of a $20,000 revolving credit facility and $60,000 term loan (the "DIP Facility"). On May 12, 2010, the Bankruptcy Court held a hearing to consider confirmation of the Company's amended joint prepackaged plan of reorganization (the "Plan") and entered an order (the "Confirmation Order") confirming the Plan.

On May 25, 2010 (the "Effective Date"), the Plan became effective and the Company and the Debtor Subsidiaries emerged from Chapter 11. On the Effective Date, the provisions of the Plan became binding on the Company, the Debtor Subsidiaries, any entity issuing securities under the Plan, any entity acquiring property under the Plan, and any creditor or equity interest holder of the Company or the Debtor Subsidiaries. Also on the Effective Date, except as otherwise provided in the Plan, the Confirmation Order discharged the Company and the Debtor Subsidiaries from any and all debts, claims, and interests that arose before entry of the Confirmation Order and substituted for such debt, claims, and interests the obligations specified under the confirmed Plan. Pursuant to the Plan, all allowed general unsecured claims were unaffected by the Chapter 11 case and were satisfied in full.

Pursuant to the Plan, on the Effective Date:

•

20 million shares of new common stock of the Company, par value $0.001 (the "New Common Stock") were authorized, of which an aggregate of 14,970,050 shares were issued and outstanding, as described below. In addition, 1,000,000 shares of preferred stock of the Company, par value $0.001, were authorized, of which 20,000 shares are designated as Series A Junior Participating Preferred Stock;

•

All of the shares of the Company's common stock outstanding (the "Old Common Stock"), par value $0.01, were cancelled and replaced with 2,566,150 shares of New Common Stock, which was equivalent to a 20 to 1 reverse split of the Old Common Stock;

•

The Company's lenders under its pre-petition credit facility and the interest rate swap termination counterparties (collectively, the "Lenders") received, among other things, their ratable shares of (a) $10,000 in cash, (b) $410,000 in principal amount of term notes, to be issued pursuant to the Amended and Restated Credit Facility (defined below), and (c) 12,403,900 shares of New Common Stock; and

•

Holders of the Company's Old Common Stock also received warrants to purchase an aggregate of 1,663,760 shares of New Common Stock (the "Warrants"), representing approximately 0.0324108 Warrants for each share of Old Common Stock. The Warrants are exercisable for a term of four years from the issue date at an exercise price of $19.55 per share of New Common Stock. The exercise price was determined in accordance with a formula based on the final amount of allowed claims of the Lenders.

In addition, pursuant to the Plan, the Company entered into a number of material agreements and engaged in a series of transactions on the Effective Date, which are described below.

Amended and Restated Credit Facility

Pursuant to the Plan, on the Effective Date, the Company's existing senior credit facility was amended and restated as the Second Amended and Restated Credit and Guaranty Agreement (the "Amended and Restated Credit Facility"), dated as of May 25, 2010, by and among the Company, certain subsidiaries of the Company, Citigroup Global Markets Inc. as Lead Arranger and Bookrunner, and other agents and banks party thereto. The Amended and Restated Credit Facility provides for a term loan that has a principal amount of $410,000, and a maturity date that is five years following May 25, 2010, the closing date of the Amended and Restated Credit Facility. The $410,000 is denominated in U.S. Dollars, Euros and Canadian Dollars representing approximately 56%, 32% and 12% of this amount, respectively, at the Effective Date. The Amended and Restated Credit Facility is secured by second priority liens against, and security interests in, substantially all of the Company's assets and the assets of most of its subsidiaries, subject to legal and tax considerations and requirements. In addition, most of the Company's U.S. and non-U.S. subsidiaries guaranteed the obligations of the borrowers under the Amended and Restated Credit Facility, provided that non-U.S. guarantors will only be liable for obligations of non-U.S borrowers and non-U.S. guarantors.

Borrowings under the Amended and Restated Credit Facility term loans bear interest as follows:

•	in the case of Xerium Canada Inc., at the CDOR ("Canada Dollar") Rate plus (i) 6.25% if the leverage ratio equals or exceeds 2.75:1.00 or (ii) 5.75% if the leverage ratio is less than 2.75:1.00;

•	in the case of Xerium Technologies, Inc. the LIBOR Rate plus (i) 6.25% if the leverage ratio equals or exceeds 2.75:1.00 or (ii) 5.75% if the leverage ratio is less than 2.75:1.00; and

•

in the case of XTI LLC, Xerium Italia S.p.A., Huyck Wangner Austria GmbH and Xerium Germany Holding GmbH, at the Euribor Rate plus (i) 6.25% if the leverage ratio equals or exceeds 2.75:1.00 or (ii) 5.75 % if the leverage ratio is less than 2.75:1.00.

The terms "CDOR Rate," "LIBOR Rate," and "Euribor Rate" have the same meanings as set forth in the Company's pre-petition credit facility except that the CDOR Rate, the LIBOR Rate and the Euribor Rate shall not be less than 2.00% per annum. Interest periods will be 1, 2, 3 or 6 months. If any event of default occurs and is continuing, then interest on the unpaid balance of the outstanding term loans will accrue at a per annum rate of two percent greater than the rate of interest specified above.

The Amended and Restated Credit Facility requires the Company to make mandatory prepayments under the following circumstances, subject to inter-creditor sharing arrangements with the lenders under the Exit Facility (as defined below) and on a pro rata basis with the Exit Facility:

(a) with 100% of the net cash proceeds received by the Company from any sale of any assets (50% of the net cash proceeds of the sale of assets belonging to our Australian and Vietnamese subsidiaries) for any transaction or series of transactions exceeding $250 outside the ordinary course of business (subject to certain exceptions regarding discontinued manufacturing facilities and exempting the first $3,000 if invested in other assets, except for the sale of assets belonging to the Company's Australian and Vietnamese subsidiaries);

(b) with 100% of insurance and condemnation award payments, subject to certain exemptions;

(c) with 100% of the cash proceeds from debt issuances, subject to certain exemptions; and

(d) with 50% of its excess cash after the end of each fiscal year, beginning with fiscal year 2011; that is, Adjusted EBITDA plus a working capital adjustment, minus consolidated interest expense, cash income tax expense, consolidated capital expenditures (subject to certain exceptions), consolidated restructuring costs, cash payments of withholding taxes from proceeds of the repurchase, redemption or retention of common stock and the aggregate amount of scheduled and voluntary payments made during the past fiscal year.

The Amended and Restated Credit Facility requires that the Company observe and perform numerous affirmative and negative covenants, including certain financial covenants. The Amended and Restated Credit Facility also prohibits the payment of dividends on the New Common Stock.

Exit Facility

On the Effective Date, the DIP Facility was converted into an exit facility consisting of a $20,000 revolving credit facility and a $60,000 term loan (collectively, the "Exit Facility") that was used to satisfy the Company's and Debtor Subsidiaries' obligations under the Plan and for ongoing working capital (including letters of credit) requirements. The revolving credit facility matures on a date that is three years following May 25, 2010, the closing date of the Exit Facility, and the term loan will mature on a date that is four and one-half years following May 25, 2010. The Exit Facility is secured by first priority liens against, and security interests in, substantially all of the Company's assets and the assets of most of its subsidiaries, subject to legal and tax considerations and requirements. All loans under the Exit Facility are senior to the amounts owing under the Amended and Restated Credit Facility. In addition, most of the Company's U.S. and non-U.S. subsidiaries guarantee the obligations of the borrowers under the Exit Facility, provided that non-U.S. guarantors will only be liable for obligations of non-U.S borrowers and non-U.S. guarantors. The Company deferred costs of $3,645 related to the Exit Facility to be amortized over the life of the facility.

The loans under the Exit Facility are "LIBOR Loans" and bear interest at the annual rate equal to LIBOR plus the applicable margin, 4.5% per year, with a LIBOR floor of 2.00% per annum. Interest periods will be 1, 2, 3 or 6 months. If any event of default occurs and is continuing, then interest on the unpaid balance of the outstanding Exit Facility loans will accrue at a per annum rate of two percent greater than the rate of interest specified above. If any event of default occurs and is continuing under the Exit Facility, each LIBOR Loan will convert to an ABR Loan at the end of the interest period then in effect for such LIBOR Loan.

The Exit Facility requires the Company to make mandatory prepayments under the same circumstances as with respect to the Amended and Restated Credit Facility on a pro rata basis, which are described above. In addition, with limited exceptions, the Exit Facility requires that the Company observe and perform the same affirmative and negative covenants, including financial covenants, as required by the Amended and Restated Credit Facility.

Rights Agreement

Pursuant to the Plan, on the Effective Date, the Company issued a dividend of one preferred share purchase right (a "Right") for each share of New Common Stock outstanding. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock of the Company, par value $0.001 per share (the "Preferred Shares"), at a price of $60.00 per one one-thousandth of a Preferred Share, subject to adjustment.

Subject to limited exceptions, in the event a person (which includes affiliates and associates) acquires beneficial ownership of 15% or more of New Common Stock without prior approval of the Company's Board of Directors, holders of the New Common Stock, other than the acquirer, may exercise their Rights to purchase New Common Stock (or, in certain circumstances, Preferred Shares or other similar securities of the Company) having a value equal to two times the exercise price of the Right. Until such time as the Rights become exercisable, are redeemed, or expire, the Rights will be attached to shares of New Common Stock and may be transferred with and only with shares of New Common Stock.

Registration Rights Agreement

Pursuant to the Plan, the Company entered into a Registration Rights Agreement (the "Registration Rights Agreement") on the Effective Date with Apax WW Nominees Ltd, Apax-Xerium Apia L.P., AS Investors, LLC, Carl Marks Strategic Investments, L.P., and Carl Marks Strategic Opportunities Fund, L.P. (the "RRA Parties"). Pursuant to the Registration Rights Agreement, the Company agreed that commencing on the 90th day after the Effective Date, any of the RRA Parties or group of RRA Parties may request registration under the Securities Act of 1933, as amended, of all or any portion of the New Common Stock held by such RRA Party on Form S-1 or Form S-3, as applicable. A RRA Party may not demand registration rights unless (A) the total offering price of the shares is reasonably expected to be at least $50,000 (in the case of a Form S-1) or $20,000 (in the case of a Form S-3) or (B) the shares to be registered represent at least 10% of the outstanding New Common Stock of the Company. In addition, the Registration Rights Agreement provides the RRA Parties with certain piggyback registration rights.

Director Nomination Agreements

Pursuant to the Plan, the Company entered into (i) a Director Nomination Agreement with AS Investors, LLC, and (ii) a Director Nomination Agreement with Carl Marks Strategic Investments, L.P. and Carl Marks Strategic Opportunities Fund, L.P. (both agreements together, the "Director Nomination Agreements," and the lender parties thereto, the "Nominating Lenders") on the Effective Date. Each of the Director Nomination Agreements provides that as long as the applicable Nominating Lender(s) is the beneficial owner of a number of shares of New Common Stock that is 50% or more of the number of shares distributed to such Nominating Lender(s) pursuant to the Plan (in such capacity, a "Continuing 50% Holder"), the Company will nominate for election to membership on its Board of Directors one individual designated by each such Continuing 50% Holder.

Reconstitution of Board of Directors

The Company reconstituted its Board of Directors (the "Board") on the Effective Date pursuant to the Plan, to be comprised of Stephen R. Light, Ambassador April H. Foley, Jay Gurandiano, John F. McGovern, Edward Paquette, Marc Saiontz and James F. Wilson.

2010 Equity Incentive Plan

Pursuant to the Plan, the Company adopted the 2010 Equity Incentive Plan on the Effective Date. See Note 13 for further discussion.

Accounting for Reorganization

Subsequent to the Commencement Date and through the Effective Date, the Company's financial statements were prepared in accordance with the Accounting Standards Codification ("ASC") Topic 852, Reorganizations ("Topic 852"). Topic 852 does not change the application of U.S. generally accepted accounting principles ("GAAP") in the preparation of the Company's financial statements. However, for periods including and subsequent to the filing of a Chapter 11 petition, Topic 852 does require that the financial statements distinguish transactions and events that are directly associated with the reorganization from those that are associated with the ongoing operations of the business. Because the reorganization value of the Company's assets was greater than the sum of its post-petition liabilities and allowed claims, the Company did not adopt the fresh-start reporting principles of Topic 852.

In accordance with Topic 852, the Company (i) separated liabilities that are subject to compromise from liabilities that are not subject to compromise, during the period subsequent to the Commencement Date and prior to the Effective Date; and (ii) distinguished transactions and events that were directly associated with the reorganization from those that are associated with the ongoing operations of the business.

Reorganization items are presented separately in the accompanying consolidated statement of operations and represent expenses that the Company identified as directly relating to the reorganization. These items for the year ended December 31, 2010 are summarized as follows:

Year Ended December 31, 2010
Legal and professional fees	$16,274
Loss on extinguishment of debt	14,400
Write-off of deferred financing costs on pre-petition credit facility	14,283

$44,957

The accompanying balance sheet as of December 31, 2009 included a reclassification of $583,564 to reflect as current the long-term debt under the Company's pre-petition senior credit facility that would otherwise be in default absent the waivers. Additionally, related deferred financing costs of $15,187 were reclassified to other current assets from other assets as of December 31, 2009, the balance of which was $14,283 at the Commencement Date when it was written off.

Restricted Cash

At December 31, 2010 the Company had $13.7 million of restricted cash, which was classified as a current asset. The restricted cash serves as collateral for letters of credit and no letter of credit has a maturity greater than one year, although certain of them can be renewed for another year. The cash is held in custody by the issuing bank, is restricted as to withdrawal or use and is currently invested in money market funds. Income from these funds is paid to the Company.